RIGHT-OF USE ASSETS AND LEASE LIABILITIES - Summary of Operating and Finance Liability Maturity (Detail) $ in Thousands	Dec. 31, 2022 USD ($)
Operating Leases
2023	$ 2,532
2024	1,877
2025	1,662
2026	1,370
2027	1,385
Thereafter	6,220
Total minimum lease payments	15,046
Interest expense	(3,960)
Total	11,086
Finance Leases
2023	128
2024	113
2025	24
2026	0
2027	0
Thereafter	0
Total minimum lease payments	265
Interest expense	(15)
Total	$ 250